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                              MFS WORLD GROWTH FUND
                        a series of MFS Series Trust VIII

                 Supplement to the March 1, 1995 Prospectus and
                       Statement of Additional Information

         The fourth sentence under the caption "Management of the Fund Investment Adviser" on page 12 of the Prospectus has been deleted and replaced in its entirety by the following sentence: "John W. Ballen, a Senior Vice President of the Adviser, is one of the Fund's portfolio managers." The sixth sentence under the same caption has also been deleted and replaced in its entirety by the following sentence: "Mr. Ballen has been employed by the Adviser since 1984 and has been one of the Fund's portfolio managers since January 1, 1996."

                The Date of this Supplement is January 1, 1996.